UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2013 (January 1, 2013)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Long-Term Incentive Plan

Effective January 1, 2013, Education Realty Trust, Inc. (the “Company”) implemented the Education Realty Trust, Inc. 2013 Long-Term Incentive Plan (the “2013 LTIP”). The terms of the 2013 LTIP are substantially similar to the terms of the Company’s previous long-term incentive programs, all of which are described in detail in the Company’s annual proxy statement under “Compensation Discussion and Analysis” section. The terms of the 2013 LTIP differ from the previous long-term incentive programs as follows:

•
The 2013 LTIP provides that 35% of a participant’s award consists of a grant of restricted shares of the Company’s common stock, or restricted stock, which will vest in equal annual installments over three years.

•
The remaining 65% of a participant’s award consists of a grant of restricted stock units, or RSUs, with each RSU representing the right to receive in the future one share of the Company’s common stock. As with the 2012 LTIP, the vesting of RSUs is based upon the Company’s achievement of total stockholder returns, or TSR, in relation to (i) for one-half of the award, the average TSR of a peer group, and (ii) for one-half of the award, the average TSR of the NAREIT Index, over a three-year period.

•	Grants of RSUs under the 2013 LTIP will be made based on specified numbers of RSUs, instead of specified dollar amounts.

The table below shows the number of shares of restricted stock awarded to certain participants pursuant to the 2013 LTIP.

Participant	Time-Vested Restricted Stock (35% of 2013 LTIP Award)
Randy Churchey	23,026 shares
Thomas Trubiana	16,447 shares
Randall H. Brown	7,237 shares
Christine Richards	5,921 shares
J. Drew Koester	1,974 shares

The table below shows the number of shares of the Company’s common stock that certain participants would earn pursuant to the 2013 LTIP if the Company achieves “Threshold,” “Target” or “Maximum” TSR performance levels.

Participant	Number of shares of Common Stock from the Vesting of RSUs (65% of 2013 LTIP Award) Based Upon:*
	Threshold Performance	Target Performance	Maximum Performance
Randy Churchey	21,382 shares	42,763 shares	64,145 shares
Thomas Trubiana	15,273 shares	30,545 shares	45,818 shares
Randall H. Brown	6,720 shares	13,440 shares	20,160 shares
Christine Richards	5,498 shares	10,996 shares	16,494 shares
J. Drew Koester	1,833 shares	3,665 shares	5,498 shares
* The Compensation Committee may also interpolate between the specified performance goals.

Annual Incentive Compensation

Effective January 1, 2013, the Company revised the individual objective component of the Company’s Annual Incentive Compensation Plan by changing the bonus range achievable under the individual objective component at “threshold,” “target” and “maximum” levels according to the following table.

Individual Objective Achievement Level
Threshold	Target	Maximum
80%	100%	120%

Bonus Range Multiplier
Threshold	Target	Maximum
25%	50%	75%

Half of the bonus available under the Annual Incentive Compensation Plan is attributable to the individual objective component. The Company’s annual proxy statement contains a more detailed description of the terms of the Annual Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 7, 2013	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary